UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 2, 2005
Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1041 521 Corporate Center Drive
Fort Mill, South Carolina		29715
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (803) 835-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. —Other Events.
     On September 2, 2005, Wellman, Inc. announced via press release that its Pearl River facility located in Hancock County, Mississippi suffered no major structural damage from hurricane Katrina, although the storm did force the facility to close. In addition, Wellman announced that due to the closure of its Pearl River Plant along with interruptions in its supply of raw materials, energy and transportation, it is reluctantly giving notice of force majeure on its domestically produced products, which excuses Wellman’s non-performance with respect to its current commitments. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit

99.1	Press Release dated September 2, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
September 6, 2005	/s/ Mark J. Ruday
Mark J. Ruday
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 2, 2005.

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